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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                  ----------------

                                       FORM 8-K
                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934
          Date of Report (Date of earliest event reported): OCTOBER 13, 1997

                            FALCON BUILDING PRODUCTS, INC.
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                (Exact name of registrant as specified in its charter)

         DELAWARE                     1-13418               36-3931893
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State or Other Jurisdiction          Commission           (IRS Employer
    of Incorporation                 File Number        Identification No.)


       Two North Riverside Plaza
              Suite 1100
           Chicago, Illinios                                      60606
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(Address of Principal Executive Offices)                         Zip Code

Registrant's telephone number, including area code:  (312) 906-9700


                              Not Applicable.
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         (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.

         Falcon Building Products, Inc. announced, by press release dated October 13, 1997, that the expiration date of its exchange offers for (i) up to $145,000,000 aggregate principal amount of its outstanding 9 1/2% Series A Senior Subordinated Notes Due 2007 (the "Series A Notes"), for a like principal amount of its 9 1/2% Series B Senior Subordinated Notes Due 2007 and (ii) up to $169,317,000 aggregate principal amount at maturity of its outstanding 10 1/2% Series A Senior Subordinated Discount Notes Due 2007 (the "Series A Discount Notes"), for a like principal amount of its 10 1/2% Series B Senior Subordinated Discount Notes Due 2007, has been extended until 5 p.m., New York City Time, on October 17, 1997.

         As of the close of business on October 10, 1997, approximately $144,500,000 aggregate principal amount of Series A Notes and approximately $165,717,000 aggregate principal amount at maturity of Series A Discount Notes, had been tendered in the exchange offers.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FALCON BUILDING PRODUCTS, INC.
                                         (Registrant)



                                   By:  /s/ Anthony J. Navitsky
                                   -----------------------------------------
                                       Name:   Anthony J. Navitsky
                                      Title:   Vice-President, Finance and
                                               Treasurer
Dated:   October 14, 1997